UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2024

UBUYHOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	33-2533-LA	87-0435741
(State or another jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Mamaroneck Ave, Apt. 201 White Plaines, New York 10605
(Address of principal executive offices) (Zip Code)

(646) 768-8417

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance, or achievements of Landbay Inc (herein referred to as the “Company” or “Registrant”) to be materially different from future results performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies, and expectations, are generally identifiable using the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements due to various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 5.01	Changes in Control of Registrant.

On June 20, 2024 (the “Closing Date”), and effective on June 24, 2024 (the “Effective Date”), David Lazar (the “Seller”) and AEI Capital Ltd. (the “Purchaser”) entered into a Stock Purchase Agreement (the “SPA”) dated May 16, 2024. Pursuant to the SPA, among other provisions, the Seller agreed to sell to the Purchaser, and the Purchaser agreed to purchase from the Seller a total of 10,000,000 shares of Series A-1 Preferred Stock of the Company held in the name of the Seller (the “Purchased Shares”). The Purchased Shares represented 100% of the Company’s issued and outstanding Series A-1 Preferred Stock and 95% of the total voting power of issued and outstanding Preferred and Common stock of the Company. In connection with the transaction contemplated by the SPA and subsequent amendments, all previous officers of the Company will resign from their positions, and new officers designated by the Purchaser will assume their roles on June 24, 2024, with immediate effect. Furthermore, the resignation of all previous directors and the appointment of new directors designated by the Purchaser will all take effect on the Effective Date.

Pursuant to the SPA and subsequent amendments, the Board of Directors (“Board”) appointed John Tang Honjian to fill a vacancy on the Company’s Board of Directors caused by the resignation of the Company’s sole Board Member, Mr. David Lazar. Such appointments and resignations became effective on June 24, 2024.

Except as described herein, there were no arrangements or understandings among members of the former control entity, the new control individual, and their associates regarding the election of directors or other matters.

As required to be disclosed by Regulation S-K Item 403(c), there are no arrangements known to the Company, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change in control of the Company.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Consummation of the purchase and sale of the Purchased Shares on the Closing Date pursuant to the SPA effected a change of control of the Company, as the Purchaser, using personal funds, acquired an aggregate of 10,000,000 shares of Series A-1 Preferred Stock of the Company. Currently, the Purchaser is the Company’s majority and controlling stockholder since the Series A-1 Preferred Stock has 95% of the total voting power of all preferred and common stock issued and outstanding. In connection with the SPA, the Board appointed John Tang Honjian to fill a vacancy on the Company’s Board of Directors caused by the resignation of Mr. David Lazar, which all took effect on the Effective Date. Also, on the Effective Date, the Board appointed Mr. Honjian as President/CEO and CFO and as Secretary. As of the date of this Report, 2024, the Board and the Company’s officers consist of just the one following person:

Name	Age	Position
John Tan Honjian	34	Director, President/CEO, CFO and Secretary

Tan Honjian (John)

Since January 2015, Mr. Tan has served as Chairman and CEO of AEI Capital Group located in Hong Kong, Kuala Lumpur, and Shenzhen, where he led the Asia-Pacific-focused private equity investment group with AUM exceeding USD $500 million with the support of a seasoned team backed by diverse experience in more than 100 M&A transactions, exceeding 50 private equity deals and above 20 IPO exercises in major financial centers such as New York, Hong Kong, Singapore, Sydney and Kuala Lumpur. AEI Capital Group specializes in late-stage, pre-IPO investments, merger and acquisition/joint venture transactions, private equity/venture capital deals, private investment in public equity (PIPE), hedge fund portfolio, private fund structuring, and buy-out of high growth small and medium-sized enterprises and tech ventures, with preferred exit via IPO on global stock exchanges such as HKEX, ASX, and NASDAQ. AEI Capital Group received the award of Best Private Equity Firm (East Asia) in Fund Awards 2021 and 2022 granted by Wealth & Finance International (WFI).

Since January 2020, Mr. Tan has served as co-president of the Investment Banking Services Group at European Credit Investment Bank Ltd., where he leads its offshore investment banking services group to serve small-cap listed companies across the Asia Pacific whose capital market needs are still mostly underserved by onshore investment banks and global institutional investors. Mr. Tan has served on the board of directors of various high-growth companies across Asia Pacific and acted as the Board advisor to various publicly listed companies across Asia Pacific.

Mr. Tan has received the Global Innovator Award 2018 in the Finance and Investment Category of the Global SME Alliance, United Nations, due to his significant contribution to the ASEAN-plus-China One-Belt-One-Road private equity investment thesis. Mr. Tan spoke as a Panel Speaker at the Global SME Summit alongside global leaders such as France’s ex-Prime Minister, Mr. Jean-Pierre Raffarin, and China’s ex-Vice Premier, Mdm. Wu Gui Xian. Mr. Tan completed his Master of Business Administration (MBA) Essentials Program at the London School of Economics and Political Science (LSE), with an Executive Program completed at the University of Oxford on Blockchain Strategy. He also completed his Postgrad Executive Program in Alternative Investments at Harvard University.

Each of the directors will serve until the next annual meeting of stockholders of the Company and until such director’s successor is elected and qualified or until such director’s earlier death, resignation, or removal. The following is information concerning the business backgrounds of each new director and officer.

Item 9.01	Financial Statements and Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2024	UBUYHOLDINGS, INC.

	By:	/s/ John Tan Honjian
John Tan Honjian
Chairman and CEO

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